Exhibit 10.27

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment (this “Amendment”) with respect to that certain Credit Agreement, dated as of January 27, 2011 (the “Credit Agreement”), by and among EMPRESA ELéCTRICA NUEVA ESPERANZA S.R.L., as borrower (the “Borrower”), BPZ RESOURCES, INC. and BPZ EXPLORACIóN & PRODUCCIóN S.R.L., as guarantors (the “Guarantors” and, together with the Borrower, the “Loan Parties”), the Lenders party thereto from time to time (the “Lenders”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the “Administrative Agent”), is entered into as of July 6, 2011. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

PRELIMINARY STATEMENTS:

In accordance with Section 11.4 of the Credit Agreement, the parties hereto have agreed to amend the Credit Agreement, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions to effectiveness specified in Article IV, but with effect on and after the date hereof (such date, as referred to herein, the “Effective Date”), the Credit Agreement is hereby amended as follows:

(i) Clause (e) of the definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby replaced in its entirety by the following:

“(e) Liens securing Debt of BPZ Perú or BPZ Lote Z-1 incurred in compliance with Section 7.8(c) so long as such Liens secure ratably and equally all obligations of BPZ Perú and, if applicable, BPZ Lote Z-1, as Guarantors under this Agreement up to a maximum amount of US$20,000,000; provided, that any Liens securing Debt of BPZ Perú under the Credit Agreement, dated as of July 6, 2011, by and among BPZ Perú, as borrower, BPZ Resources and BPZ Energy, as guarantors, the lenders referred to therein, and Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “BPZ Perú Credit Agreement”), granted in compliance with this clause (e), shall exclude any Liens created pursuant to the Security and Control Agreement (as defined in the BPZ Perú Credit Agreement), which Liens shall be solely for the benefit of the secured parties under the BPZ Perú Credit Agreement.”

(ii)                        Section 11.21 of the Credit Agreement, is hereby replaced in its entirety by the following:

“Termination; Release of Collateral. (a) Subject to clause (b) below, at such time as all of the Secured Obligations shall have been paid in cash in full, the Collateral shall be deemed to be automatically released from the Liens created under the Loan Documents, and this Agreement and all obligations (other than those expressly stated to survive such termination) hereunder shall terminate, all without delivery of any instrument or performance of any act by any party and all rights to and interests in the Collateral shall revert to the Borrower.

(b) Concurrently with the consummation of a Farm-Out Transaction in compliance with Section 7.15(b) of the BPZ Perú Credit Agreement, at the request and expense of the Borrower, the Administrative Agent shall promptly execute and deliver all documents and take all actions required under Applicable Law and the Collateral Documents (as defined in the BPZ Perú Credit Agreement, other than clause (vii) from such definition) in order for the Liens granted to the Secured Parties thereunder over the Property of BPZ Perú in accordance with Section 7.9 of the Credit Agreement to be fully or partially terminated and released, as applicable, as of the date of such Farm-Out Transaction as necessary under Applicable Laws to permit the transfer to the applicable Farmee of any Property of BPZ Perú necessary for the consummation of such Farm-Out Transaction in compliance with the BPZ Perú Credit Agreement.

(c) At the request and sole expense of the Borrower following any total or partial termination and release in accordance with clause (a) or (b) above, as the case may be, the Administrative Agent shall promptly execute and deliver to the Borrower such documents as the Borrower may reasonably request to evidence such release and termination.”

SECTION 2. Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties that:

(a)                        this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or in law); and

(b)                       each of the representations and warranties made by each Loan Party in or pursuant to the Credit Agreement is: (1) if such representation and warranty is qualified as to materiality or by reference to the existence of a Material Adverse Effect, true and correct to the extent of such qualification on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), or (2) if such representation and warranty is not so qualified, true and correct in all material respects on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 3. Effectiveness. The amendments to the Credit Agreement set forth in Article II shall become effective as of the Effective Date, upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the Loan Parties and the Lenders.

SECTION 4. Reference to and Effect on the Loan Documents.

(a)                        On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”,

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“thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

(b)                       The Credit Agreement, as specifically modified by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 5. Counterparts. This Amendment may be executed and delivered in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic counterpart to this Amendment shall be effective as manual delivery thereof.

SECTION 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

EMPRESA ELÉCTRICA NUEVA ESPERANZA S.R.L.

as Borrower

By:	/s/ Rafael Zoeger
	Name:	Rafael Zoeger
	Title:	General Manager

By:	/s/ Claudia Noriega
	Name:	Claudia Noriega
	Title:	Attorney in Fact

[Signature Page to Amendment to the Credit Agreement]

BPZ Exploración y Producción S.R.L.

as Guarantor

By:	/s/ Rafael Zoeger
	Name:	Rafael Zoeger
	Title:	General Manager

By:	/s/ Claudia Noriega
	Name:	Claudia Noriega
	Title:	Attorney in Fact

[Signature page to Amendment to the Credit Agreement]

BPZ Resources Inc.

as Guarantor

By:	/s/ J. Durkin Ledgard
Name:	J. Durkin Ledgard
Title:	Chief Legal, Administrative & Commercial Officer

[Signature page to Amendment to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:	/s/ Martin Cameo
	Name:	Martin Cameo
	Title:	Director

By:	/s/ Manuel Rodriquez
	Name:	Manuel Rodriquez
	Title	Director

[Signature Page to Amendment to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Lender

By:	/s/ Martin Cameo
	Name:	Martin Cameo
	Title:	Director

By:	/s/ Manuel Rodriquez
	Name:	Manuel Rodriquez
	Title	Director

[Signature Page to Amendment to the Credit Agreement]